UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2017

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2017, the Company terminated the employment of Stephen Bubar, who had been serving as Vice President and Corporate Controller and principal accounting officer of the Company. In connection with such termination, on August 6, 2017, the Company appointed Robert Seidel, the Company’s Chief Financial Officer, as principal accounting officer. Mr. Seidel will not receive any additional compensation for performing these additional duties. The decision to terminate Mr. Bubar’s employment was not related to any disagreement between the Company and Mr. Bubar relating to the Company’s financial reporting, operations, policies or practices.
Mr. Seidel, age 42, has served as the Company’s Chief Financial Officer since December 2016 and previously held the position of Vice President, Finance and Investor Relations and interim principal financial officer of the Company from March 2016 to December 2016. He previously held the positions of Vice President, Americas Finance and Accounting from November 2015 to March 2016, Vice President, Corporate FP&A and Americas Finance from March 2015 to November 2015, and Director, Corporate Financial Planning and Analysis from May 2014 to March 2015. Prior to joining the Company, Mr. Seidel was employed at Trinseo S.A., a global materials company, serving as Global Finance Manager for its latex chemicals segment from 2011 to 2014. Previously, Mr. Seidel served as Plant Controller at Anheuser-Busch InBev from 2006 to 2010. Mr. Seidel began his finance and accounting career as a treasury intern at Exxon Mobil Corporation in 2002, then served in various financial planning and analysis roles of increasing responsibility at Air Products and Chemicals, Inc. from 2003 to 2006. He holds a B.S. degree in Mechanical Engineering from Stanford University and an MBA from Cornell’s Johnson School.
There are no family relationships between Mr. Seidel and any director or executive officer of the Company, and Mr. Seidel does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

August 10, 2017	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary